SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 24, 2001
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      1-3950                                               38-0549190
      -------                                              ----------
(Commission File Number)                       (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                      48126
 --------------------------------------                      -----
 (Address of principal executive offices)                  (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------



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                                      -2-

Item 5.  Other Events.
---------------------

     Ford Motor Company, a Delaware corporation ("the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statements No. 333-86035 and 333-49164. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of February 15, 1992, as supplemented by a First Supplemental Indenture dated as of December 5, 1996, between Ford and The Bank of New York designated as the Company's 7.45% Global Landmark Securities due July 16, 2031 in the aggregate principal amount of $1,500,000,000 (the "Notes"). Copies of a tax opinion and consent relating to the issuance of the Notes are filed as exhibits to this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation       Description                             Method of Filing
-----------       -----------                             ----------------

Exhibit 8         Opinion of Shearman & Sterling          Filed with this Report

Exhibit 23        Consent of Shearman & Sterling is       Filed with this Report
                  Contained in their opinion set forth
                  in Exhibit 8





                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR COMPANY
                                         -----------------------------------
                                         (Registrant)


Date:  October 24, 2001                  By: /s/Peter Sherry, Jr.
                                         --------------------------------
                                                Peter Sherry, Jr.
                                                Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                DESCRIPTION
-----------                -----------

Exhibit 8                  Opinion of Shearman & Sterling

Exhibit 23                 Consent of Shearman & Sterling is
                           Contained in their opinion set forth
                           in Exhibit 8